1

2 Key Themes  Recent Updates  Deep Experienced Management Team  Best-in-Class Portfolio  Stable Industry With Growth Potential  Investment Strategy for Value Creation  Capital Structure to Support Growth  Superior Historical Shareholder Returns

3 Recent Updates Recent Updates On-Campus – ONE Plans • Awarded 7 on-campus deals since start of 2017: • Lehigh – ONE Plan – ~425 beds – targeting delivery in 2019 • Mississippi State – ONE Plan – ~650 beds – targeting delivery in 2019 • Cornell East Hill Village – ONE Plan - ~470 beds targeting delivery in 2020 • South Carolina – Third-party – ~3,700 beds – targeting deliveries in 2020 – 2024 • Univ. of South FL – St. Petersburg – Third-party – ~550 beds – 2019 or 2020 delivery • Sacramento State – possible ONE Plan - ~1,100 beds – targeting delivery in 2021 • Umass Dartmouth – Third-party - ~1,200 beds – targeting delivery in 2020 • 82% of ONE Plan assets and 77% of our total portfolio, including active developments, are at Ivy League and Power 5 conference schools. Developments and Acquisitions • Grew collegiate housing assets by 16% in 2017, with $128 million in acquisitions and delivery of 6 owned developments totaling $281 million. • Accelerated anticipated delivery of Hawaii development from 2019 to summer 2018. • Active development pipeline, 7,464 beds for $900 million, represents prefunded growth in collegiate housing assets of 32% over 12/31/2017. • Anticipate 2019 development pipeline to be between $117 and $150 million.

4 Recent Updates Recent Updates Capital Structure • Amended revolver, increasing capacity by $100 million to $600 million and extending maturity for 5 years to 2023. • Debt to gross assets, net of ATM forward equity, was 21% at 12/31/17 and 27% forward looking after funding active developments. • First debt maturity not until 2021. • $190 million of unsettled ATM forward equity shares available to fund developments. • Pursuing the disposition of $150 - $225 million of assets in 2018. 2018 New Supply in EdR’s Markets • Supply growth is expected to outpace enrollment growth by ~60 bps compared to an average of 64 bps over the last 5 years. • Six EdR markets are anticipated to be challenging due to three year cumulative supply in excess of 10%. • 75% of NOI is from markets where purpose built off-campus student housing is below the national average of 25% of enrollment, indicating further room for modernization. • 71% of NOI comes from markets where cumulative supply over the last 3 years was less than 6% of enrollment or on average less than 2% per year.

5 Recent Updates Recent Updates Guidance • 2018 Core FFO per share/unit guidance range of $1.81 to $1.91, a 2% decline at the midpoint from 2017. • Guidance includes no third-party development fees, driving a decline in third-party fees that equates to an $0.08 decline in Core FFO from 2017. • Anticipate full year same-community revenue, expense, and NOI growth at the midpoint to be 1.3%, 3.5% and flat, respectively. • Projected 2018/2019 leasing results include revenue growth of 2.0% to 4.0% for the same-leasing portfolio (all communities leased for this and last leasing cycle) and 1.5% to 3.0% for the 2018 financial same-community portfolio. • Capital needs during 2018 are projected to be $426 million and are expected to be funded with $190 million of sold but unsettled ATM forward equity shares, $225 million of disposition proceeds and the remainder with the revolver. • Year end leverage is expected to be approximately 26%. See following page for a comparison of 2018 Core FFO per share/unit guidance at the midpoint to the results for 2017.

6 Recent Updates Recent Updates Guidance (cont.) The following compares the midpoint of 2018 Core FFO per share/unit guidance to the results for 2017 (in millions, except per share/unit amounts): Core FFO Core FFO per Share/Unit Weighted Average Shares/Units Total Shares/Units Outstanding Full Year 2017 $ 141.5 $ 1.90 74.5 76.4 Impact of difference in weighted average shares and shares outstanding at 12/31/2017 — (0.05) 1.9 — Increase in community NOI 25.4 0.33 — — Decrease in third-party fee revenue (6.2) (0.08) — — Decrease in general and administrative expense 4.3 0.06 — — Increase in interest expense, net (16.9) (0.22) — — All other, net 0.2 — — — Midpoint of 2018 Core FFO guidance without Capital Transactions $ 148.3 $ 1.94 76.4 76.4 Decrease in NOI from asset dispositions (10.4) (0.14) — — Net impact on interest expense and share count from anticipated dispositions and settling 4.8 million already sold ATM forward equity shares 7.0 0.06 1.5 4.8 Midpoint of 2018 Core FFO Guidance with Capital Transactions $ 144.9 $ 1.86 77.9 81.2

7 Deep Experienced Management Team Deep Experienced Management Team Executives Randy Churchey CEO & Chairman 8 Tom Trubiana President 28 Chris Richards COO 16 Bill Brewer CFO 4 Operations Matt Fulton SVP 19 Frank Witt Regional VP 25 16 Other VPs and Regional Directors 10 Years of Tenure At EdR Senior Development / Acq 7 Senior Finance and Other 9 Board of Directors (5) – Includes 3 current/former public REIT CEOs, former CEO of public hospitality company and a former “big 4” audit partner.

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9 Portfolio Snapshot Best-in-Class Portfolio December 31, 2017 Including Announced Transactions Owned communities 70 74 University markets 41 44 Beds 36,420 39,684 Median distance to campus 0.1 miles 0.1 miles Average distance to campus 0.3 miles 0.3 miles % of NOI on or pedestrian to campus 90% 92% % NOI on campus 34% 30% Average full-time enrollment 27,275 26,675 Average rental rate $816 $ 872 Average age 7 years 7 years NOTE: Enrollment is based on 2016 full-time enrollment from common data sets. The last column includes announced developments and excludes anticipated dispositions, with the exception of the recently awarded Cornell – East Hill Village and Sacramento State, which are in preliminary stages.

Portfolio Characteristics



Well Positioned(1)
Rents Relative to Comps.
33%
56%
12%
Low End
Average
High End

81%
OF BEDS SERVE UNIVERSITIES WITH >20,000 ENROLLMENT

HIGH DEMAND UNIVERSITIES
1.8x
APPLICATION TO ADMITTANCE RATIO



Diverse Product
5%
23%
28%
44%
Mid-Rise
High-Rise
Garden2
Cottage2

(1) Represents our communities' relative position in their respective market, based on a comparison of average rents to local competitors. Includes only open and operating communities.

Best-in-Class Portfolio
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11 Strong Operating Performance Best-in-Class Portfolio Source: Respective financial supplements. $397 $783 2010 2017 Same-Community NAR per Occupied Bed 51% 60% 2010 2017 Same-Community Margins

12 Market Leading Internal Growth Best-in-Class Portfolio Source: Respective company’s disclosures. EdR’s proprietary leasing system, PILOT, which tracks market trends and leasing velocity by unit type, gives EdR the tools to produce consistent and market leading leasing results. Market-Leading Leasing Results in 3 of Last 5 Years 3.3% 3.4% 2.7% 3.0% Revenue NOI EdR ACC Same-Community Growth Seven-Year CAGR Through December 2017

13

Stable Demand

Projected Full-Time Enrollment Growth


Projected Average % Growth 2016-2025 = 1.4%
1.3%
2.3%
2.0%
1.5%
1.1%
1.3%
1.2%
1.3%
1.1%
0.4%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Enrollment Drivers

- Earnings gap between high school and college graduates has stretched to its widest level in nearly a half century
- US high school graduates will increase by an average annual rate of 0.6% between 2016 and 2025
- Students seek the highest value education
- There is a correlation between university size and enrollment trends, with the highest median enrollment growth experienced at large, program-diversified universities.
- Enrollment at public four-year institutions has out performed four-year private and for-profit institutions as well as two-year institutions

Sources: National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2025, Forty-fourth edition" (Sept 2017), Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, Moody's Investors Service, Special Comment: More US Colleges Face Stagnating Enrollment and Tuition Revenue, According to Moody's Survey, Jan. 10, 2013.

Stable Industry With Growth Potential
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2016 Enrollment Growth


Growth by Market
Enrollment Growth
1.1%
0.2%
-1.4%
-0.6%
-2.6%
-14.5%
All Institutions
For-Profit
2-Year
4-Year Private
4-Year Public
EdR Markets

2016 enrollment at post-secondary institutions declined 1.4%, driven mainly by a large drop at for-profit and 2-year institutions.

- Decline at 4-Year Private institutions mainly isolated to small schools with <3,000 students
- 4-year public schools experienced enrollment growth

- Average enrollment across EdR portfolio is over 27,000
- Enrollment at EdR universities served is consistent with prior years and outpaces the average
- International students represent approximately 5% of all university students

EdR's focus on larger tier 1 universities produces stronger enrollment growth.

Sources: Wall Street Journal article titled "College Enrollment Drops 1.4% as Adults Head Back to Work" (Dec. 2016), National Student Clearinghouse Research Center. Enrollment growth for EdR markets comes from either university common data sets or IPEDS.

Stable Industry With Growth Potential
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16 Manageable Supply Stable Industry With Growth Potential EdR Markets – Supply, Enrollment and Revenue Growth Note: Source is Company and AXIOMetrics data. 2013 through 2017 data represents the portfolio as it was in each respective year. (1) Data includes the existing portfolio plus 2017 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities. (2) The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities. (3) Represents the midpoint of 2018/2019 leasing guidance. (14%) (23%) (22%) 2013 2014 2015 2016 2017(1) 2018 Est(2) EdR Markets: New supply as % of enrollment 2.2% 2.2% 2.0% 1.8% 2.1% 1.9% Enrollment growth 1.3% 1.4% 1.5% 1.5% 1.4% 1.3% Difference 0.9% 0.8% 0.5% 0.3% 0.7% 0.6% Same-community leasing results: Occupancy increase/(decrease) 3.0% 2.0% 0.4% (1.1)% (1.2)% Rate increase 2.0% 2.0% 3.4% 3.4% 3.0% Total leasing revenue growth 5.0% 4.0% 3.8% 2.3% 1.8% 3.0%(3) • 2018 supply to enrollment gap improved compared to last 5 years. • Averaged 3.4% revenue growth over last 5 years. •Favorable environment for future muted supply ▪ Increasing land and construction costs ▪ Tighter construction lending market

17 Modernization Stable Industry With Growth Potential Modernization is in full swing with new purpose-built housing supply replacing older duplexes, single-family homes, etc. Source: Company and AXIOMetrics data. Represents EdR’s markets. Other Housing 49%On‐Campus  Housing 27% Off‐Campus  Purpose Built 24%

18 Consistent and Stable Revenue Growth Stable Industry With Growth Potential Student Housing - 52 consecutive quarters with same store revenue growth. Source: SNL Financial and Goldman Sachs Global Investment Research 3.0% Average 3.5% Average -6% -4% -2% 0% 2% 4% 6% 8% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 S a m e S t o r e R e v e n u e G r o w t h , y / y Student Housing Apartment

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20 2018 – 2019 development deliveries $900mm Median distance to campus 0.1 miles Average distance to campus 0.3 miles Average full-time enrollment 26,675 Average development yields 6.5% - 7.0% 32% GROWTH IN COLLEGIATE HOUSING ASSETS FROM 2017 29%OF DEVELOPMENTS ARE ON-CAMPUS Embedded External Growth Investment Strategy for Value Creation Note: Does not include the University or Cornell – East Hill Village and Sacramento State developments as details are not yet finalized.

21 Quality Development Pipeline Investment Strategy for Value Creation 29% ON-CAMPUS(1) 96% ADJACENT TO OR ON-CAMPUS (1) (1) Includes announced developments.

22 5.00% 5.00% 1.50% - 1.75% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Development Yields Market Cap Rates Acquisition Cap Rates Development Premium Development Premiums Drive Growth Investment Strategy for Value Creation Yield Premium For Low-Risk Developments(1) (1) Current market cap rates for adjacent to campus assets in EdR type markets range from 4.50 to 5.25%. 30% Premium

23 Development Year Percentage On-Campus Budgeted Total Cost EdR’s Economic Ownership Cost Market Value(1) Additional AV Creation Incremental NAV per Share 2018 Deliveries 18% $783 $648 $843 $195 $1.93 2019 Deliveries 100% $118 $118 $180 $62 $0.62 Total Active Developments 29% $901 $766 $1,023 $257 $2.55 Value Creation from Announced Developments Investment Strategy for Value Creation (1) Based on a 6.5% average project yield and cap rates of 4.25% for on-campus and 5.25% for off-campus developments. in Millions, except per share data 34% Value Creation

24 EdR’s Share of Cost (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield 2017 Deliveries $271 87.9% N / A 6.5% - 7%(1) 2016 Deliveries $158 91.1% 92.6% 7.3% 2015 Deliveries $180 94.1% 99.1% 7.5% 2014 Deliveries $263 94.4% 95.0% 7.7% 2013 Deliveries $192 92.4% 98.9% 7.4% 2012 Deliveries $91 96.7% 99.3% 9.1% Total / Average $1,155 92.3% 96.5% 7.8% Note: Excludes any unconsolidated joint ventures. (1) Represents average proforma first-year economic yields EdR developments have opened with average first year occupancy of 92.3% and first-year economic yields above 7% Student Housing Developments Less Risky • Delivering to stable market demand • Campuses expand but don’t move • Construction risk passed to general contractor • Developments on or adjacent to campus Successful Development Delivery Investment Strategy for Value Creation

25 Investment Strategy for Value Creation

26 On-Campus Market Context Investment Strategy for Value Creation University Market Trends ▪ Reduction in state funding ▪ Demographic shifts ▪ Significant deferred maintenance ▪ Increasing competitiveness for students ▪ On-campus students perform better Main Reasons Universities Pursue P3s ▪ Funding shortfalls ▪ Risk transfer ▪ Operational efficiencies ▪ Project efficiencies ▪ Debt control Enrollment Growth 7.2% State Appropriations (14.6%) Source: Center on Budget & Policy Priorities, Aon Infrastructure Solutions and P3C Conference Survey Report. (‘07 to ’14) (‘07 to ’14)

27 Public REITs Dominate Equity P3s Investment Strategy for Value Creation NOTE: Combined public company results from company financial supplements. $0.3 Billion $1.8 Billion 2009 2017 Delivered On-Campus Equity Developments Significant Competitive Advantages  Proven on-campus development and management expertise  Well-capitalized balance sheet  Size and depth of resources  Public company transparency  Long-term owner of assets

28 ONE Plan History Investment Strategy for Value Creation • Best risk-adjusted return • Currently 34% NOI from on-campus assets • Recently awarded Lehigh University, Mississippi State and second development at Cornell • Robust pipeline of opportunities (1) Based on average economic yield of 6.5% and cap rate of 4.25% (2) Current and announced ONE Plan investments, except for the recently awarded developments at Cornell – East Hill Village and Sacramento State as details are not yet finalized. $26 $81 $111 $204 $342 $443 $527 $718 $833 $951 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ONE Plan investments Market Value(1) $1,454 Year-End Cumulative Cost in Millions (2) 49% CAGR

29 On-Campus Market Continues to Grow Investment Strategy for Value Creation Boise State University Honors Housing Northern Michigan University  30+ Active on-campus opportunities  New housing growth: South / West  Replacement housing: Midwest / Northeast  Growth in university systems  Growth in top tier privates

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31 Approach to Funding Capital Commitments Capital Structure to Support Growth • Investment Grade Rated Balance Sheet (recent upgrade to Baa2 by Moody’s) • Capital commitments include developments and acquisitions we are contractually obligated to complete • Maintain forward looking debt to gross asset target range of 25% - 30% • Capital sources include cash on hand, cash from operations, sold but unsettled ATM forward equity shares, current debt facilities, capital recycling and equity issuance depending on market conditions and economics • ATM is most efficient source of equity due to low execution cost and ability to do over time as capital is needed. Forward option on ATM protects against current dilution. • Sold $505 million in assets since 2010, representing 73% of the assets owned at the beginning of 2010 • Every incremental development or acquisition commitment requires equity funding or capital recycling of 70% - 75% to maintain debt to gross asset range

32 Capital Commitments and Funding Capital Structure to Support Growth Estimated Capital Commitments: Total Project Development Cost Acquisition or Development Costs funded by EdR (Excludes Partner Contributions) Cost Incurred to Date Remaining Capital Needs 2018 Development deliveries $ 783 $ 743 $ 371 $ 372 2019 Development deliveries 118 118 2 116 Total Capital Commitments $ 901 $ 861 $ 373 $ 488 Estimated Capital Funding: 2018 Thereafter Capital Sources Disposition proceeds $ 225 $ — $ 225 Equity proceeds, available from ATM forward sales 190 — 190 Additional debt, including draws on Line of Credit 11 62 73 Total Capital Funding $ 426 $ 62 $ 488 12/31/2017 Pro Forma for Funding Needs Through 12/31/2018 Pro Forma for Funding Needs Through 12/31/2019 Debt to Gross Assets(1) 28% 26% 27% Note: Capital Commitments include EdR’s share of announced and active developments. See the Fourth Quarter 2017 Financial Supplement for further details. (1) Debt to gross assets is defined as total debt, excluding deferred financing costs, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets.

Leverage Target and Philosophy

- Target - 25% to 30% debt to gross assets
- Philosophy - run our balance sheet such that we can fund current commitments with cash on hand, sold but unsettle ATM forward shares, cash from operations and current debt facilities and stay within target debt to gross asset range
- Results in balance sheet capacity and flexibility to take advantage of opportunities



November '15 new debt to gross asset target range established.
Net Debt to Gross Assets(2)
42%
35%
27%
17%
27%
26%
2013
2014
2015
2016
2017
2018 F (1)

(1) Projected year end 2018 leverage, which reflects funding all announced developments with cash on hand, proceeds from completed ATM forward equity sales and draws on EdR's revolving credit facility without any additional equity.

(2) Net debt to gross assets is defined as total debt, excluding the unamortized deferred financing costs, less cash, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets.

Capital Structure to Support Growth

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34 Debt Metrics as of December 31, 2017 Capital Structure to Support Growth Source: Company financial supplements and KeyBanc Corp; Debt includes any outstanding preferred equity (1) Net debt to gross assets is defined as total debt, excluding the unamortized deferred financing costs, less cash, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets. (2) Adjusted EBITDA is defined as GAAP net income excluding: (1) straight line adjustment for ground leases; (2) acquisition costs; (3) depreciation and amortization; (4) loss on impairment of collegiate housing assets; (5) gain on sale of collegiate housing properties; (6) interest expense, net of capitalized interest and interest income; (7) amortization of deferred financing costs; (8) income tax expense (benefit); (9) non-controlling interests; (10) other operating expense related to noncash adjustments; (11) loss on extinguishment of debt and (12) other non-operating expense (income). (3) Interest coverage is adjusted EBITDA divided by interest expense. 27% 38% 48% Net Debt To Gross Assets(1) 6.0X 6.8X 6.8X Debt to EBITDA(2) 5.3X 4.2X 3.1X Interest Coverage(3)

35 Current Capital Structure Capital Structure to Support Growth • Conservative Leverage Levels • Debt to Gross Assets: 21%, net of unsettled ATM forward equity • Net Debt to Adjusted EBITDA: 3.3x • No Secured Debt • Strong Coverage Levels • Interest Coverage Ratio: 5.3x • Well-staggered debt maturities • $600 million unsecured Credit Facility expandable to $1 billion(1) • $190 million sold but not yet settled ATM forward equity • Attractive dividend(2) • Dividend Yield: 5.0% (1) In February 2018, the unsecured revolving credit facility was amended to extend the maturity until February 2023 and to expand the maximum availability to $600 million. (2) Based on current annual dividend of $1.56 and stock price of $31.05 on February 27, 2018. $123 $65 $250 $349 $150 2018 2019 2020 2021 2022 2023 2024 2025+ Debt Maturities as of December 31, 2017 (in Millions) Unsecured Private Placement Notes Unsecured revolving credit facility (1) Unsecured Senior Notes Unsecured Term Loan - Fixed Rate Construction Loans - Variable Rate

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37 Superior Historical Shareholder Return Superior Historical Shareholder Return Note: Period starting from the date Randy Churchey, Chairman and CEO and new management team was put in place. Source: KeyBanc Leaderboard. Other REIT sector TSRs: MFG housing 331%, self-storage 321%, data centers 223%, industrial 288%, triple net 210%, mall 152%, shopping ctr 127%, healthcare 134%, lodging 115% and office 122%. 222% 187% 157% 98% EdR MF RMZ ACC TSR – January 2010 to December 2017 EdR TSR 28th of 174 REITS. Top 16%

39 Safe Harbor Statement Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward- looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward- looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.